                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 14, 2000 relating to the financial statements of Bionova Holding Corporation, which appears in Bionova Holding Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

PricewaterhouseCoopers LLP

San Diego, California
April 26, 2000